UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): OCTOBER 6, 2022

Paramount Gold Nevada Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-36908	98-0138393
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

665 Anderson Street Winnemucca, Nevada 89445
(Address of principal executive offices)

(775) 625-3600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PZG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

On October 6, 2022, Paramount Gold Nevada Corp. (the “Company”) issued a press release titled “Paramount Gold files S-K 1300 Technical Report Summary Confirming Economic Feasibility of the Grassy Mountain Gold Project” The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On October 6, 2022, Paramount Gold Nevada Corp. (the “Company”) issued a technical report summary for its Grassy Mountain Project (the “Report”). The Report is filed as Exhibit 96.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Qualified Person – Ausenco Engineering Canada Inc.

23.2	Consent of Qualified Person - Arrowhead Underground LLC

23.3	Consent of Qualified Person - Geotechnical Mine Solutions

23.4	Consent of Qualified Person – Respec Company LLC

23.5	Consent of Qualified Person - SLR International Corporation

23.6	Consent of Qualified Person – Golder Associates USA Inc.

96.1	Technical Report Summary for the Grassy Mountain Project effective June 30, 2022.

99.1	Press release titled “Paramount Gold files S-K 1300 Technical Report Summary Confirming Economic Feasibility of the Grassy Mountain Gold Project”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARAMOUNT GOLD NEVADA CORP.

By:	/s/ Carlo Buffone
Name:	Carlo Buffone
Title:	Chief Financial Officer

Dated: October 6, 2022